Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



     The undersigned executive officers of Ameriana Bancorp (the "Registrant") hereby certify that this Annual Report on Form 10-K for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                      By:      /s/ Harry J. Bailey
                               -------------------------------------------------
                               Name:    Harry J. Bailey
                               Title:   President and Chief Executive Officer



                      By:      /s/ Bradley L. Smith
                               -------------------------------------------------
                               Name:    Bradley L. Smith
                               Title:   Senior Vice President and Principal
                                        Financial and Accounting Officer

Date: March 26, 2004